Exhibit 10.22
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT
TO THE ENERGY MANAGEMENT AGREEMENT
between
BEAR ENERGY LP
and
MMC MID-SUN, LLC

This SECOND AMENDMENT dated as of March 25, 2008 (this “Second Amendment”), is made and entered into by and between BEAR ENERGY LP (“Bear”) and MMC MID-SUN, LLC (“Mid-Sun,” and together with Bear, the “Parties”).

WITNESSETH

WHEREAS, the Parties have entered into the Energy Management Agreement (the “Mid-Sun EMA”), the EEI Master Power Purchase and Sale Agreement, with the Gas Annex thereto (“EEI Agreement”), each dated December 28, 2006, and the First Amendment to the Energy Management Agreement, dated March 21, 2007;

WHEREAS, the Parties, with MMC Chula Vista, LLC (“Chula Vista”), MMC Escondido, LLC (“Escondido”), MMC North America, LLC (“MMC North America”) and MMC Energy Inc. (“MMC Energy”), entered into the Second Amendment and Joinder Agreement on December 28, 2006, pursuant to which Mid-Sun became a party to: (i) the Master Netting, Set-Off and Consent Agreement dated November 21, 2006 between Bear and Escondido, Chula Vista, MMC North America and MMC Energy, as amended, and (ii) the EEI Collateral Annex dated November 21, 2006 between Bear and Escondido, Chula Vista, MMC North America and MMC Energy, as amended (collectively, with the Mid-Sun EMA and the EEI Agreement, the “MMC Agreements”);

WHEREAS, the Parties desire to extend the term of the Mid-Sun EMA and to clarify certain provisions thereof;

WHEREAS, the Parties hereto desire to amend the Mid-Sun EMA accordingly; and

NOW THEREFORE, for and in consideration of the agreements herein made and other good and valuable consideration, the Parties hereto agree as follows:

I.      AMENDMENTS TO MID-SUN EMA

(a)           The introductory paragraph shall be amended by deleting “1/1/2007” and replacing these words with “March 1, 2008.”

(b)           In Section 1.1, under definition of “Effective Date,” the words “1/1/2007” shall be

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(c)            replaced with the words “March 1, 2008.”

(d)           Section 2.1 shall be amended as follows:

i. The words “one (1) year from the Effective Date” shall be replaced with the words “on December 31, 2008;”

ii. The words “1/1/2007” shall be replaced with the words “March 1, 2008;” and

iii. The words “12/31/2006” shall be replaced with the words “February 29, 2008.”

(e)	Section 2.2 shall be deleted and replaced in its entirety with the following:

“Section 2.2 Renewal Term. The term of this Agreement shall be extended for an additional one (1) year (the “Renewal Term”) upon ninety (90) days written notice by MMC to Energy Manager.”

(f             Section 2.3 shall be amended to delete the words “either Party terminates this Agreement upon giving sixty (60) days prior written notice to the other Party (a “Termination Notice”), with such sixtieth (60th) day constituting the Termination Date;” and replace them with the words “MMC terminates this Agreement upon giving thirty (30) days prior written notice to Energy Manager or Energy Manager terminates this Agreement upon giving sixty (60) days prior written notice to MMC (each, a “Termination Notice”), with such thirtieth (30th) or sixtieth (60th) day, as appropriate in context, constituting the Termination Date;”.

(g)            Section 8.1 shall be amended as follows:

i. The words [***] shall be replaced with the words [***]; and

ii. The following shall be added at the end thereof: “; provided, further, that in the event that MMC extends the term of this Agreement pursuant to Section 2.2 hereof, the Parties agree to negotiate in good faith to determine a revised Facility Budget for each month in the Renewal Term.”

(h)            Section 8.3 shall be deleted and replaced in its entirety with the following:

“Section 8.3 Monthly Settlement Statement.

(a) Not later than the tenth (10th) day of each month following the Billing Period in which the relevant Services were rendered, Energy Manager shall render to MMC a preliminary statement showing estimated calculations of and setting forth in total for such Billing Period on an aggregate basis and, as applicable, (i) the total Gross Margin, (ii) the Monthly Management Fee, (iii) revenues realized by or for MMC, (iv) Gas Payments due Energy Manager from MMC, and (v) any other costs incurred by MMC or on MMC’s behalf.

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(b) Not later than the twentieth (20th) day of each month following the Billing Period in which the relevant Services were rendered, Energy Manager shall render to MMC a final statement (the “Monthly Settlement Statement”) showing the calculation of and setting forth in total for such Billing Period on an aggregate basis and, as applicable, (i) the Fixed Monthly Fee, (ii) Gas Payments due Energy Manager from MMC, and (iii) any other costs incurred by MMC or on MMC’s behalf. As Energy Manager receives invoices from CAISO setting forth preliminary and final information regarding amounts due to or from CAISO for the relevant Billing Period, or any other relevant information, Energy Manager shall promptly update the Monthly Settlement Statement as necessary regarding: (i) the Total Gross Margin, (ii) the Monthly Management Fee, (iii) revenues realized by or for MMC, (iv) Gas Payments due Energy Manager from MMC, and (v) any other costs incurred by MMC or on MMC’s behalf (each, an “Updated Monthly Settlement Statement”).”

(i)             Section 8.4 shall be deleted in its entirety and replaced with the words “INTENTIONALLY DELETED.”

(j)             Section 8.5(a) shall be amended to include the following at the end thereof: “; provided, however, that Energy Manager shall not be required to make any payments to CAISO on MMC’s behalf until MMC first pays Energy Manager for the full amount Energy Manager has indicated is owed to CAISO in the applicable Monthly Settlement Statement, and shall have no liability for any late fees or other penalties owed to CAISO if such fees or penalties were incurred due to the failure of MMC to pay Energy Manager in advance of Energy Manger making any such payments; provided, further, that Energy Manager shall not be required to make any payments to MMC to the extent that CAISO has not paid Energy Manager for amounts due relating to this Agreement. Within five (5) days of the receipt of any Updated Monthly Settlement Statement, or on the next Business Day if such day is not a Business Day, each Party shall render to the other Party by wire transfer payment in immediately available funds the positive difference due under any Updated Monthly Settlement Statement for the Billing Period in which the relevant Services were rendered.”

(k)            Article VIII shall be amended to add the following new Section 8.8:

“Section 8.8 Amounts Owed Following Termination. Upon the termination of this Agreement for any reason, Sections 8.3, 8.4, 8.5 and 8.6 shall remain in force as necessary to provide for the payment of amounts owed hereunder relating to the period prior to the termination hereof.”

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

(j)             Exhibit C shall be deleted in its entirety and replaced with the Exhibit C attached hereto as Attachment A. To the extent that the revised Facility Budget in Attachment A pertains to months prior to the Effective Date, as amended herein, the Parties agree to apply the Facility Budget retroactively to determine any incentive fees due and owing to Energy Manger for such months.
II.   MISCELLANEOUS

(a)            Except as amended hereby, all other terms and conditions of the MMC Agreements shall remain the same and in full force and effect. If any of the terms in this Second Amendment contradict the terms of any of the MMC Agreements, the terms of this Second Amendment will control.

(b)           This Second Amendment may be executed in multiple counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(c)           Any and all references to the MMC Agreements shall hereafter refer to the MMC Agreements as amended by this Second Amendment and as the same may be amended, supplemented or modified from time to time. Unless otherwise defined herein, capitalized terms not defined herein shall have the same meanings assigned to such terms in the MMC Agreements.

IN WITNESS WHEREOF, the Parties hereto have executed this Second Amendment to the Mid-Sun EMA effective as of the date first written above.

BEAR ENERGY LP		MMC MID-SUN, LLC
By:	/s/ Paul Posoli	By:	/s/ Denis Gagnon
Name:	Paul Posoli	Name:	Denis Gagnon
Title:	Senior Managing Director	Title:	Chief Financial Officer

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.

Exhibit C: Facility Budget

[***]

[***] Confidential information has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request.